Fees Summary	Oct. 09, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 10,244,518,790
Previously Paid Amount	0
Total Fee Amount	182,732.19
Total Offset Amount	0
Net Fee	$ 182,732.19